U.S. Bancorp Investor Day 2016 September 15, 2016 Exhibit 99.1

Agenda Presentation Speaker Start Time End Time Welcome Jen Thompson 8:30 a.m. 8:35 a.m. Strategic Overview Richard Davis 8:35 a.m. 9:00 a.m. Financial Management Terry Dolan 9:00 a.m. 9:30 a.m. Risk Management Bill Parker and Mark Runkel 9:30 a.m. 10:00 a.m. Innovation and the Customer Experience Andy Cecere and Jeff von Gillern 10:00 a.m. 10:30 a.m. Break 10:30 a.m. 10:45 a.m. Consumer and Small Business Banking Kent Stone and John Elmore 10:45 a.m. 11:15 a.m. Wholesale Banking Leslie Godridge and Jim Kelligrew 11:15 a.m. 11:45 a.m. Lunch 11:45 a.m. 12:45 p.m. Wealth Management and Securities Services Mark Jordahl and Bryan Calder 12:45 p.m. 1:15 p.m. Payment Services Shailesh Kotwal 1:15 p.m. 1:45 p.m. The Value of Brand Kate Quinn 1:45 p.m. 1:55 p.m. Q&A Managing Committee 1:55 p.m. 2:20 p.m. Closing Remarks Richard Davis 2:20 p.m. 2:30 p.m.

Forward looking statements and additional information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: Today’s presentations contain forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. A reversal or slowing of the current economic recovery or another severe contraction could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Stress in the commercial real estate markets, as well as a downturn in the residential real estate markets, could cause credit losses and deterioration in asset values. In addition, U.S. Bancorp’s business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation. U.S. Bancorp’s results could also be adversely affected by deterioration in general business and economic conditions (which could result, in part, from the United Kingdom’s withdrawal from the European Union); changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in customer behavior and preferences; breaches in data security; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2015, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. However, factors other than these also could adversely affect U.S. Bancorp’s results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. These presentations include non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix of the Financial Management presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Video A lot can change in three years.

U.S. Bancorp: A Growth Story Investor Day 2016

September 2013 U.S. BANCORP |

U.S. BANCORP | Environment Industry Customer

Persistently low rates and flat yield curve Slowly recovering economy Global instability U.S. BANCORP | ENVIRONMENT

Slow reputation recovery Higher regulatory expectations and costs New market disruptors U.S. BANCORP | INDUSTRY

U.S. BANCORP | Slowly improving consumer confidence Generational and demographic shifts Life becomes digital CUSTOMER

U.S. BANCORP | September 2013 - September 2016

U.S. Bancorp NYSE TradedUSB Founded1863 Market Value$75B Market value as of September 8, 2016 Branches3,122 ATMs4,923 Customers18.6M Assets$438B Deposits$318B Loans$269B

Revenue Mix by Business Line Consumer and Small Business Banking 41% Payment Services 31% Wealth Mgmt and Securities Services 11% Wholesale Banking and Commercial Real Estate 17% FY2015 taxable-equivalent basis Business line revenue percentages exclude Treasury and Corporate Support (see slide 34) Balanced mix of fee revenue and balance sheet businesses High return/capital efficient businesses (Payments, Wealth Management) Consistent, predictable, repeatable revenue sources Optimal Business Mix

The Perfect Position Source: Company filings as of June 30, 2016; Market value as of September 8, 2016

Q2 2016 results; peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI, USB and WFC ROCE ROA Efficiency ratio USB Rank #1 USB Rank #1 USB Rank #1 Industry-leading Results

Recognized and Awarded AA Long-term Debt Rating (highest-rated bank globally) – Fitch Ratings, October 2015 Top 10 World’s Most Admired Companies – Fortune, February 2016 Quality of Management Value as Long-Term Investment Soundness of Financial Position Wise Use of Corporate Assets Most Trusted Companies for Retail Banking – Ponemon Institute, June 2015 (9 years at #1) Corporate Equality Index (perfect score) – Human Rights Campaign Foundation, 2016 Top Military Friendly Employer – G.I. Jobs, 2015 U.S. Bank ranked number one on Ponemon list since 2006 and only bank to rank in the top five since the privacy trust study was first conducted in 2004.

The past three years have informed the future Digital payments Employee engagement Brand Innovation Omnichannel Predictive analytics and insights Next Generation Banking Compliance Risk management Market expansion Leadership Revenue Growth Strategy

U.S. BANCORP | Strategy

We invest our hearts and minds to power human potential.

Our strategic plan is multi-faceted and challenging, and consistent with our purpose, core values and the discipline that brought us to a position of strength today. Platform for Growth

Investor Day Most Trusted Choice Building on our competitive advantage Governance Reputation Culture Unified Customer Experience Putting our customers at the center Growing our business strategically Leveraging data and insights Better Every Day Driving efficiency and sustainability Innovation Technology 2013 Investor Day Themes 2016 Investor Day Themes

September 2016 - U.S. BANCORP | September 2019

U.S. BANCORP | ENVIRONMENT Interest rates moderate Economy grows Global instability remains

U.S. BANCORP | INDUSTRY Reputation continues slow rebound Regulatory bar is set Disruption accelerates

U.S. BANCORP | CUSTOMER Emergence of cautious optimism Demographic shifts become mainstream Pace of change grows exponentially

Long-term Strategy Performance since 2013 Investor Day What we said in 2013 How we’ve performed since 2013 Optimal business line mix ü Preferred business mix with acquired portfolios in payments and securities services, exited student loan and HSA businesses Investments generating positive returns ü Investments in real time payments, wealth management, digital delivery, omnichannel, capital markets and select acquisitions Capital distributions: Earnings distribution 60-80% ü 2013-2015 Capital distributions: Distributed 72% of earnings Dividend payout ratio of 31% Share repurchase ratio of 41% Profitability ROE 16-19% ROA 1.60-1.90% Efficiency Ratio low 50s q 2013 - 2015 Profitability: ROE 14.8% ROA of 1.54% Efficiency Ratio of 53.1%

2013 Long-term Expectations Revised Long-term Expectations Return on Assets 1.60%-1.90% 1.35%-1.65% Return on Equity 16.0%-19.0% 13.5%-16.5% Return on Tangible Common Equity 17.5%-20.0% Efficiency Ratio Low 50s Low 50s Long-term Strategy Long-term profitability expectations Long-term expectations are developed assuming Interest rate increases of 25bps in June and December of both 2017 and 2018 Steepening yield curve by beginning of 2018 GDP growth rate of 2.0% to 3.0% by 2018 U.S. BANCORP | Industry Leading Returns 13.5% Source: Company filings ,SNL Financial

U.S. BANCORP | September 2019 Headlines What made us great has made us greater Our customers experience “one bank” Technology and innovation drive profitability

Financial Management Investor Day 2016

Agenda What we have achieved Growth Efficiency Returns Sustainability Review of U.S. Bank’s performance and positioning Long-term strategic expectations

What We Have Achieved Growth Net Income ($bn) 1.4% CAGR Earnings Per Share (diluted) 3.6% CAGR Tangible Book Value Per Share Challenging Environment Since 2013 Regulatory Changes Elevated Compliance Costs Reliable Capital Generation Observations Taxable equivalent basis

What We Have Achieved Growing balance sheet Year-Over-Year Growth ($bn) Average Loans 2Q16 Average Loans $267 billion 2013 Average Loans $227 billion Res Mtg and Home Equity Commercial Commercial Real Estate Credit Card Other Retail Covered 16% growth 10% growth USB Peer Median Peers include: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI, and WFC; excluding significant acquisitions

What We Have Achieved Growing balance sheet Year-Over-Year Growth ($bn) Average Deposits 2Q16 Average Deposits $307 billion 2013 Average Deposits $250 billion Noninterest bearing Checking and Savings Time 21% growth 11% growth Peer Median USB Peers include: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI, and WFC, excluding significant acquisitions

What We Have Achieved Revenue growth Fee Income ($bn) Average Earning Assets and NIM Despite a challenging environment Slow economic growth Persistent low interest rates Yield curve flattening Liquidity (LCR) requirements Revenue growth of 1.8% CAGR $ in billions Fee Income ($bn) Net Interest Income ($bn) Fee income notable items: Visa stock sale ($135) and student loan market adjustment (-$58) in 2015; Visa gain ($214) and Nuveen gain ($124) in 2014

Strategic business investment NextGen banking/digital delivery Omnichannel Real-time payments Multicultural initiatives Capital markets offerings Wealth Management Client relationship management Brand development Cyber security Elevated compliance costs Industry leading efficiency ratio What We Have Achieved Efficiency Efficiency Trend Source: SNL and company reports; Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding net securities gains (losses) Efficiency Ratio – 1Q13 to 2Q16 Average

What We Have Achieved Returns ROE Trend Industry leading profitability Capital efficient business mix Disciplined capital deployment Efficient platform Changing regulatory environment Regulatory capital requirements Compliance costs Liquidity requirements ROTCE - 1Q13 to 2Q16 Average ROE vs Peers - 1Q13 to 2Q16 Average ROA vs Peers - 1Q13 to 2Q16 Average Peers include: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI, and WFC ROE = Return on Average Common Equity; ROA = Return on Average Assets; ROTCE = Return on Tangible Common Equity ROTCE calculated using ending balances

Competitive advantages Diversified business mix Operating scale Efficient platform Flight to quality Sustainability of dividends What We Have Achieved Sustainability - earnings and capital Source: Company filings and SNL Financial, Federal Reserve estimates under supervisory severely adverse scenario Peers include: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI, and WFC,

Agenda What we have achieved Review of U.S. Bank’s performance and positioning Optimal size Diversified business mix Preferred mix of businesses Efficiency as a competitive advantage Funding as a competitive advantage Asset sensitivity and liquidity Capital flexibility Long-term strategic expectations

Review of U.S. Bank’s Performance and Positioning Optimal size Assets G-SIBs Higher capital standards Higher litigation risk Bail-in debt requirements Supplementary leverage ratio Limited acquisition opportunities Relative cost of compliance Sub-optimal efficiency and scale Less capacity to invest Potential trapped capital

Revenue Mix by Business Line Consumer and Small Business Banking 41% Payment Services 31% Wealth Mgmt & Securities Services 11% Wholesale Banking 17% Fee Income/Total Revenue Review of U.S. Bank’s Performance and Positioning Diversified business mix Full year 2015, taxable-equivalent basis; Business line revenue percentages exclude Treasury and Corporate Support, see Financial Management presentation, slide 27

U.S. Bancorp Revenue Mix Peer Bank Average Revenue Mix Review of U.S. Bank’s Performance and Positioning Preferred mix of businesses Trading, Brokerage, Investment Banking, Equity Investments 3% Full year 2015, taxable-equivalent basis; Business line revenue percentages exclude Treasury and Corporate Support, see Financial Management presentation, slide 27

Review of U.S. Bank’s Performance and Positioning Efficiency as a competitive advantage Source of competitive advantage Efficient platform Single processing platforms Full consolidation of acquisitions Operating scale in all significant businesses Business line monthly review process Capital expenditures/investment process Driver of higher returns Future drivers of success Sustainable process solutions Technology investments Digitization of products and services Ongoing efficiency efforts Financial discipline

Review of U.S. Bank’s Performance and Positioning Funding as a competitive advantage Best-in-Class Debt Ratings Competitive advantages Lower cost of funding Pricing advantage Flight to quality Customer confidence 5-Year Bank Debt Spread to U.S. Treasuries (bps) Holding company, as of September 1, 2016

Review of U.S. Bank’s Performance and Positioning Asset sensitivity and liquidity Sensitivity Source: Company filings Total Available Liquidity ($bn) Well-balanced position Asset sensitivity Reliable source of core deposits Diversified sources of liquidity Excess cash and liquid assets Wholesale funding sources Off-balance sheet capacity Strong LCR

Review of U.S. Bank’s Performance and Positioning Capital flexibility Fully Phased-In CET1 Ratio Capital Conservation Buffer Competitive advantages Diversified business mix Lower risk profile PPNR sustainability Capital levels align with: Risk profile Capital generation Returns to shareholders

Agenda What we have achieved Review of U.S. Bank’s performance and positioning Long-term strategic expectations

Long-term Strategy Performance since 2013 Investor Day Source: Company filings and SNL Financial What we said in 2013 How we have performed since 2013 Optimal business line mix ü Preferred business mix with acquired portfolios in payments and securities services, exited student loan and HSA businesses Investments generating positive returns ü Investments in real time payments, wealth management, digital delivery, omnichannel, capital markets and select acquisitions Capital distributions: Earnings distribution 60-80% ü 2013-2015 Capital distributions: Distributed 72% of earnings Dividend payout ratio of 31% Share repurchase ratio of 41% Profitability ROE 16-19% ROA 1.60-1.90% Efficiency Ratio low 50s q 2013 - 2015 Profitability: ROE 14.8% ROA of 1.54% Efficiency Ratio of 53.1%

2013 Long-term Expectations Actual Performance 2013-2015 Net Interest Income 5-7% 1.8% Fee Income 7-9% 1.8% Revenue 6-8% 1.8% Expense 3-5% 3.1% Provision 6-8% -8.1% Net Income 7-9% 0.4% EPS 8-10% 2.6% Slower economic growth Sustained low interest rates Yield curve flattening Elevated compliance costs Credit cycle LCR - Liquidity requirements Regulatory capital levels Compliance costs Strategic investment Long-term Strategy Performance since 2013 Investor Day Return on Assets 1.60%-1.90% 1.54% Return on Equity 16.0%-19.0% 14.8% Efficiency Ratio Low 50s 53.1% Drivers

Long-term Strategy Performance since 2013 Investor Day 9.0% CAGR Capacity for dividend growth Quarterly dividend raised to $0.28 per share in 3Q16 9.8% increase in 2016 Dividend growth to shareholders

2013 Long-term Expectations Revised Long-term Expectations Net Interest Income 5-7% 5-7% Fee Income 7-9% 6-8% Revenue 6-8% 6-8% Expense 3-5% 3-5% Provision 6-8% 12-18% Net Income 7-9% 6-8% EPS 8-10% 8-10% Long-term Strategy Long-term expectations Business Line Investor Day 2013 Long-term Revenue Growth Expectations Investor Day 2016 Long-term Revenue Growth Expectations Wholesale Banking 7-9% 6-8% Consumer and Small Business Banking 6-8% 5-7% Wealth Management and Securities Services 7-9% 7-9% Payment Services 8-10% 7-9%

2013 Long-term Expectations Revised Long-term Expectations Return on Assets 1.60%-1.90% 1.35-1.65% Return on Equity 16.0%-19.0% 13.5-16.5% Return on Tangible Common Equity 17.5-20.0% Efficiency Ratio Low 50s Low 50s 13.5% Long-term expectations are developed assuming: Interest rate increases of 25bps in June and December of both 2017 and 2018 Steepening yield curve by beginning of 2018 GDP growth rate of 2.0% to 3.0% by 2018 Source: Company filings, SNL Financial Long-term Strategy Long-term profitability expectations

Long-term Strategy Capital management Source: Company filings Earnings Distribution Target (established 2001) Reinvest and acquisitions Dividends Share repurchases 20 – 40% 30 – 40% 30 – 40 % Payout Ratio Dividends Share Repurchases 71% 72% 72% 79%

Long-term Strategy Valuation creation Returns Drive Growth and Valuation Source: FactSet, company filings

Appendix

Non-GAAP financial measures Line of business financial performance Taxable-equivalent basis, excluding securities gains (losses) net U.S. BANCORP |

Non-GAAP Financial Measures (1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements. (2) Includes net losses on cash flow hedges included in accumulated other comprehensive income (loss) and other adjustments. (3) Includes higher risk-weighting for unfunded loan commitments, investment securities, residential mortgages, mortgage servicing rights and other adjustments. (4) Primarily reflects higher risk-weighting for mortgage servicing rights.

Risk Management Investor Day 2016

Risk Management at U.S. Bancorp

Risk and governance starts at the top



The Risk Management Committee of the Board of Directors approves and oversees the risk management framework and risk appetite statement

Investments in people, processes and technology



Implemented a collaborative "Three Lines of Defense" system of checks and balances; experienced risk management team, including integrated risk officers in each business line

Infrastructure largely in place and reflected in our run rates



Continue to enhance "Know Your Customer" and anti-money laundering program to address consent order

U.S. BANCORP | 58

Risk Management Leadership We have a seasoned leadership team. P.W. (Bill) Parker Business Line Risk Management ~21 years Independent Risk Management ~25 years Chief Risk Officer Risk Management divisions Average years of experience among leadership team Governance and Risk Management ~26 years Embedded in lines of business Centers of expertise for all risk management areas Assessment, framework and regulatory services Focus areas

Consumer Compliance Significant investments were made to meet exacting “zero defect” standards for consumer compliance Residential Mortgage Default Management Flood Disaster Protection Compliance Fair and Responsible Banking Military Lending Act and Service Members’ Civil Relief Act People Process Systems Leadership, technical expertise and engagement are keys to success Quality must be engineered and measured from start to finish Automation is critical to support scalability and quality

Operational Risk Management We established an effective program for operational risk Third party risk management Cybersecurity and information technology New and modified products and services Innovation activities Monitoring and verification activities throughout all phases of the lifecycle Independent risk management coverage; second line of defense over critical operations Comprehensive independent risk assessments Customized independent risk evaluations Payment systems Business continuity and crisis management programs Complaint management Ethics Oversight End-to-end coverage by independent risk management Preparedness at all levels of the organization Timely response to customer and regulator concerns Ensuring we do the right thing

Credit Risk Management

Strong Credit Risk Management Culture Supports and enables prudent long-term growth Enhances position as the most trusted choice Produces consistent, predictable and repeatable results

Consistent Loan Growth Maintained balanced and diversified portfolio of wholesale and retail loans Retail 51% Wholesale 49% Wholesale 51% Retail 49% *Includes covered loans

Retail Credit Portfolio overviews Residential Mortgage 2Q13 2Q16 WA FICO at origination 749 754 WA LTV at origination 71% 70% Residential mortgage: Repositioned post-recession by focusing on prime jumbo mortgages No sub-prime or near-prime real estate originations Restrictive guidelines on interest-only, condos and investment properties

Retail Credit Home equity: Predominantly originated through the branch channel to existing customers for non-purchase money purposes End-of-draw exposure remains low, with only 7% of balances scheduled to begin amortizing within the next 36 months Home Equity 2Q13 2Q16 WA FICO at origination 748 752 WA LTV at origination 73% 72% Portfolio overviews

Retail Credit Auto loans: Continued high credit quality originations Refined non-prime indirect auto lending to shift focus to near-prime while eliminating sub-prime Auto Loans 2Q13 2Q16 WA FICO at origination 770 770 Auto Leases 2Q13 2Q16 WA FICO at origination 769 785 Portfolio overviews Auto leases: Strategic partnership with high-end manufacturer driving high-quality originations

Retail Credit Credit cards: Well-diversified portfolio between bank brand and partner/co-brand Credit Cards 2Q13 2Q16 WA FICO at origination 763 758 Private student lending and manufactured housing businesses exited Portfolio overviews

Retail credit enablers U.S. BANCORP | Retail Credit Enablers Leverage technology to improve credit process: Expanding automated decisioning with indirect auto portfolio Testing big data/advanced analytics techniques, such as machine-learning algorithms

Wholesale Credit Strong commercial and industrial origination quality: Diversified industry mix with average credit quality equivalent to BBB- or Baa3 (inv. grade) Stronger credit quality compared to industry’s Shared National Credit (SNC) portfolio Smaller leveraged lending market share Energy exposure: Low exposure (1% of loans) with non-performing loan % among lowest within peer group Commercial and industrial Energy 2Q16 1Q16 % of total loans 1.1% 1.3% Allowance % of energy loans 8.8% 9.1%

Wholesale Credit Source: FR Y9C reporting. CRE Loans include loans for Construction, Multi-family, and non-owner occupied non-farm non-residential properties. Strong origination quality, diversified by property type and supported by strong guarantors Maintained underwriting discipline in construction and Commercial Real Estate secured loans Have not focused growth on multi-family term loans or non-recourse lending Growth achieved through institutional investment grade REITs Commercial Real Estate

Wholesale Credit Enablers Leveraging technology to improve credit process: new Wholesale and Small Business underwriting platforms Client advocacy training for all Wholesale staff to ensure right product at the right time and to deepen relationships by presenting “one” U.S. Bank to the client U.S. BANCORP |

Strong Credit Culture Consistent and disciplined underwriting performs better than the industry during times of stress Sources: SNL, Federal Financial Institutions Examination Council (FFIEC) Consolidated Reports of Condition and Income Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC

Investor Day 2Q13 Loan Portfolio Normalized NCO% Commercial 0.45% Commercial Real Estate 0.50% Small Business* 1.75% Residential Mortgages 0.60% Credit Cards 5.00% Other Retail 1.00% Total 1.00% Investor Day 2Q16 Loan Portfolio Normalized NCO% Commercial 0.40% Commercial Real Estate 0.60% Small Business* 2.00% Residential Mortgages 0.45% Credit Cards 4.65% Other Retail 0.95% Total 0.95% Mix shift to newer (better) vintages at 25 bps Improved credit quality through portfolio acquisition Through-the-Cycle Normalized Charge-offs Elimination of subprime auto program Mix shift due to growth in small business cards * Includes commercial and commercial real estate U.S. Bancorp Normalized (95-100 bps) Updated through-the-cycle analysis

Strong Risk Management Financial Crisis-Related Settlement Outlays Since 2010 Strong risk management produces prudent long-term growth with low volatility and consistent, predictable and repeatable results. Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC Net Charge-off Volatility Since 2003 Data from published analysis by SNL Financial, The Wall Street Journal, and other external sources, and includes banks’ 2010-January of 2016 settlements with GSEs; the national mortgage settlements; settlements and fines imposed by the Fed and OCC in connection with the independent foreclosure review; settlements with shareholders and investors over acquisitions, transactions and offering disclosures; settlements on derivatives, RMBS, and other securities matters; and mortgage fair lending settlements with the U.S. government. Minimum/Median/Maximum NCO% 2Q16 NCO% 1Q03-2Q16 USB WFC PNC BBT STI RF JPM BAC KEY FITB Minimum NCO % 3.3850506164864666E-3 2.9951804674188372E-3 -3.2396973359295153E-3 2.3484093653612526E-3 7.7732884730279041E-4 1.8343964261977393E-3 4.8504564378933478E-3 3.9416829218778312E-3 1.5E-3 3.3706262358640915E-3 Maximum NCO% 2.3865114505311934E-2 2.710861462988718E-2 2.1742099495783967E-2 3.3845575068980241E-2 3.3314191665687262E-2 3.5193822974982331E-2 4.4540462954542316E-2 4.4160090749826179E-2 4.8746814529480507E-2 7.4958819765747267E-2 Median NCO% 6.8853524403324762E-3 8.6762264865333852E-3 4.5390000059050608E-3 4.8146761365386896E-3 4.2389686751963251E-3 4.2505741861654303E-3 9.4741301871719558E-3 8.5144768825069009E-3 6.7009777498058445E-3 6.6804017639624401E-3 2Q16 NCO% 4.782644863370494E-3 3.9088128146146485E-3 2.5869776553787498E-3 2.7640306358796434E-3 3.9012941914427345E-3 3.5332164175502388E-3 5.5514655349629205E-3 4.4034460987343715E-3 2.8283027236386299E-3 0 Linked Version 1 2 3 4 5 6 7 8 9 10 1Q03-2Q16 USB WFC PNC BBT STI RF JPM BAC KEY FITB Minimum NCO % 3.3850506164864666E-3 2.9951804674188372E-3 -3.2396973359295153E-3 2.3484093653612526E-3 7.7732884730279041E-4 1.8343964261977393E-3 4.8504564378933478E-3 3.9416829218778312E-3 1.5E-3 3.3706262358640915E-3 Maximum NCO% 2.3865114505311934E-2 2.710861462988718E-2 2.1742099495783967E-2 3.3845575068980241E-2 3.3314191665687262E-2 3.5193822974982331E-2 4.4540462954542316E-2 4.4160090749826179E-2 4.8746814529480507E-2 7.4958819765747267E-2 Median NCO% 6.8853524403324762E-3 8.6762264865333852E-3 4.5390000059050608E-3 4.8146761365386896E-3 4.2389686751963251E-3 4.2505741861654303E-3 9.4741301871719558E-3 8.5144768825069009E-3 6.7009777498058445E-3 6.6804017639624401E-3 2Q16 NCO% 4.782644863370494E-3 3.9088128146146485E-3 2.5869776553787498E-3 2.7640306358796434E-3 3.9012941914427345E-3 3.5332164175502388E-3 5.5514655349629205E-3 4.4034460987343715E-3 2.8283027236386299E-3 0 Volatility 2.0480063888825468E-2 2.4113434162468344E-2 2.4981796831713483E-2 3.149716570361899E-2 3.2536862818384471E-2 3.3359426548784592E-2 3.9690006516648967E-2 4.0218407827948346E-2 4.7246814529480506E-2 7.1588193529883173E-2

Innovation and the Customer Experience Investor Day 2016

The way people interact with banks is changing Expectations Data Usage Interaction Omnichannel Customers' expectations for experience are being heavily influenced by all industries, not just banking Increased expectation that data provided to the bank will be used to provide a personalized experience at all touch points Despite meaningful shift to digital channels, human interaction is still critical in both sales and advice Multichannel is yesterday’s game – customers are demanding omnichannel

To meet those changing demands, we need to leverage innovation, technology and data to truly enable a unified customer experience. Payments Mortgage Wholesale Wealth Small Business Retail U.S. BANCORP |

Our bank-wide efforts touch three main areas U.S. BANCORP | Bank-wide culture of innovation Technology and proactive data management Customer-centered insights

Bank-wide culture of innovation our approach and results are industry-recognized “arguably the single most forward-thinking major financial institution in the United States today,” 2016 #3 for Innovation “arguably built the industry’s deepest innovation department,” 2015 Innovation Award Photo Bill Pay, 2014 No. 2 Superregional banks Innovation, 2016 Most Innovative Product: MSA Pay, 2016 Real Time Reward Redemption MSA Pay First bank to use mobile to open accounts Pay with your phone Android Pay Samsung Pay Apple Pay Elavon Developer Portal Fingerprint and Voice Authentication

Support emerging technology adoption for current core businesses Identify changes in consumer and business trends Seed long-term opportunities We work across business lines to imagine and develop solutions that solve today’s challenges and open tomorrow’s markets Defend and extend current core business Build momentum and emerging new businesses Create options for future businesses HORIZON 1 HORIZON 2 HORIZON 3 Time Value Bank-wide culture of innovation building innovation into our DNA

Customer-centered design is core to our approach. Consumer and Small Business co-creates with innovators, product experts, designers and facilitators. Customer journey mapping Elevated “Voice of the Customer” discipline Bank-wide culture of innovation exploring our customer journey: what we deliver to meet expectations

Bank-wide culture of innovation engaging the FinTech community We are actively staying at the forefront of innovation and security. Our partnership with Plug and Play, a Silicon Valley innovation platform, keeps us connected to other forward-thinking leaders in financial technology. Bank Innovation and FiServ launched the INV Fintech Accelerator program. We were one of four financial service firm founding members. We have informal relationships with VC firms, such as Andreessen Horowitz where we vet later stage Fintech startups to leverage in innovation initiatives

Same day ACH Fed real time payments EWS real time P2P Assessment and engagement Partnership with R3 Consortium FinTech engagement Third party data aggregators: risks and strategy Enterprise API strategy Patent strategy Alternative lenders: assessment and response Bank-wide culture of innovation ensuring alignment through cross-functional innovation leadership council Examples of current innovation topics we are considering

Bank-wide culture of innovation expanding core expertise from Payments to the rest of the bank Wealth Management Future Advisor We are launching a technology-driven investing and advising solution using phone, chat and email support. Real time P2P We were the first bank in the United States to launch.

Bank-wide culture of innovation employing a customer-centric engineering approach to deliver capabilities We are advancing a cloud-based infrastructure to evolve software and enable real-time, data-based decision-making to serve customers Cloud-based infrastructure Secure platform ensures information is available to everyone across our network in the same format Agile software development Continually evolving technology allows us to roll out iterations to stay on the leading edge Real-time data integration Accurate and flexible use of data helps U.S. Bank make decisions quickly to meet customer needs

Bank-wide culture of innovation leveraging customer-centric engineering to deliver business value Insert Picture Pivot Co-created with iterative agile approach Transformational client experience Dramatic market share gains Secure document management and compliance Self-service reporting and trade processing Smart analytics and portfolio performance metrics

Technology and proactive data management understanding velocity: better every day with machine-speed data analytics 500 information security staff in 28 cities, 6 countries. Dedicated data science, hunting, threat intelligence, 24x7 monitoring teams 20-30% Year-over-year investment growth past 3 years 1.3 petabytes of information security data 3.8 billion security events reviewed per day $10 billion in money movement reviewed per day Continually improving intelligence to stay a step ahead

Technology and proactive data management most trusted choice: customer-centric, risk-based and frictionless controls Multichannel customer authentication Secure options Frictionless Customer-selected Patent for customer malware detection President’s Advisory Board Ponemon’s “Most Trusted Company” for Privacy and Security Information Security Executive Central Project of the Year Award for data tokenization Award-winning industry thought leadership

Technology and proactive data management intensely data-dependent efforts keep us on the leading edge Building a “future-proof” defense through intelligence and analytics Protecting against threats (fraudsters and hackers) and managing through new breakthroughs (disruptive technologies and real-time payments) Offering machine-speed data, using external intelligence, and taking advantage of machine-learning, analytics and artificial intelligence Creating a holistic view of customers and fraud while enabling real-time decisioning

Using data to create a 360-degree holistic customer view Implementing CRM to deliver this data to frontline employees Attracting, retaining and engaging top talent Building deep base of customer knowledge Driving insights and analytics into actionable, measurable business outcomes Training and teaching the organization to effectively use these capabilities Customer-centered insights shifting data efforts from what has or is happening to what will happen Operational reporting Predictive analytics 2015 More effectively integrate insights and analytics to drive business value 2016 Optimize customer and employee relationships 2017 Predict customer behavior

We are integrating our CRM systems to deliver one holistic view of the customer, which enables us to leverage the whole bank CUSTOMER PLATFORM EMPLOYEE Unified customer experience Integrated solution Employee productivity Seamless cross-channel experience, allowing us to bring all of U.S. Bank to the customer Integrated technology, data and analytics Integrated marketing, sales and servicing, empowering our frontline, saving time by reducing “back office” effort Customer-centered insights ensuring we have the right data for use at the right moment

94% of new population growth in our retail footprint will come from multicultural consumers >50% of U.S. households will be multicultural by 2050 and will command significant buying power We have a tremendous opportunity to connect with a more diverse audience, leading to higher growth for the company. Customer-centered insights reaching the multicultural consumer

Aligned across business lines and products to ensure we are measuring and acting against recent, specific, consistent data Comprised of “Overall Satisfaction,” “Likelihood to Recommend” and “Likelihood to Continue” Proven metrics that connect business results to company growth 25% 7x 43% greater annual revenue (Gallup) positive referrals (Bain) gain in performance over six years (Forrester) Customer-centered insights measuring our progress and success with a top-of-the-house loyalty metric

Summarizing our foundational efforts Our unified customer experience efforts impact how we work, think and mobilize around the customer at U.S. Bancorp FROM TO U.S. BANCORP | Product-focused Several approaches to segment and target customers Fragmented initiatives, focused with business lines (e.g. customer communications) Sales-focused experience Financial transaction excellence Functional features Customer-centric Bank-wide segmentation model Company-wide, integrated initiatives and investments End-to-end customer focus Engaging and personal interactions Emotional connections

Next Generation Banking aspiration: define and deliver a brandable, differentiated consumer experience that delivers personalization and strengthens “relationship” through all touch points Efforts are channel-agnostic and focus initially on consumer banking (retail, small business and wealth), with intent to expand We will assess efficacy (e.g., branch format, website content, app functions, etc.) and scope (e.g., branch footprint, etc.) of each and every channel Define our ideal, as well as what we do not want to be, ensuring we build a scalable, efficient model PHOTO? A prime example of this cross-company work is our Next Generation Banking initiative

We will deliver a Unified Customer Experience. The Unified Customer Experience strategic initiative puts the customer at the center and will deliver one seamless experience across the entire bank. This effort will require the bank to fundamentally evolve the ways in which we engage, advise and service our clients. U.S. BANCORP |

Consumer and Small Business Banking Investor Day 2016

Consumer and Small Business Banking Business Line Highlights - % of Revenue Our Footprint Key Metrics Delivers products and services through banking offices, telephone servicing and sales, direct mail, ATMs, and online and mobile channels In first half of 2016, net income grew 3.9% YoY to $711M on revenues of $3.5B #4 bank mortgage loan originator Over 4 in 10 checking account households have a U.S. Bank credit card 19% increase in small business bankers in the past five years Revenue Contribution to USB Branches: 3,122 ATMs: 4,923 Small Business : 1.6 million customers Consumer: 17.1 million customers Community Banking Mortgage Banking Consumer Lending In-store/On-site Metropolitan Banking 40% 15% 28% 27% 24% Wealth Management and Securities Services Payment Services Consumer and Small Business Banking Wholesale Banking 41% Full year 2015, taxable-equivalent basis Business line revenue percentages exclude Treasury and Corporate Support, see financial Management presentation slide 27

Historical Financial Highlights Automobile Loans ($bn) Total Loans ($bn) Total Deposits ($bn) Business Loans ($bn) # of Branches Residential Mortgages ($bn) 3.8% CAGR 6.2% CAGR 4.1% CAGR 7.1% CAGR 5.1% CAGR

Competitive Advantages An Integrated Component of Our Business Private Client Group partnership to bring whole bank to Wealth Management customers Consumer and Small Business Banking Wealth Management and Securities Services Payments Wholesale Banking Branches offer access to Credit Card and Merchant Services Community model delivers Wholesale Banking Sources; SNL, Small Business Administration, Inside Mortgage Finance, Mortgage Bankers Association, Experian AutoCount, JD Power Enables Horizontal Synergies Retail mortgage business coming from branch referrals 49% 61% U.S. Bank-branded consumer and small business credit cards initiated through branches Scale in Key Businesses Rank Branch Network (25 state footprint) #4 Instore/Onsite Branch Network #1 SBA Lender #3 Bank Mortgage Originator #4 Bank New Automobile Financing #5 Branch Satisfaction #5

Our Path to Growth In Consumer and Small Business Banking, we are taking what we know about customers and leveraging the strength of personalized relationships to truly differentiate our delivery model across all channels. U.S. BANCORP |

While consumer demographics are changing, people still use all channels when they bank Source: Raddon Financial Group, Spring Survey 2016 Self-reported percentage using channel All Generations Traditionalists Baby Boomers Gen X Millennials Lobby or Drive-up Online Banking Online Bill Payment Mobile Banking ATM Transactions Write Checks Debit Cards

We are moving beyond demographics toward segmentation and meeting consumer demands Investing Financing Moving money Who (demographics, life stage, behavior, usage) Today CHECKING SAVINGS WEALTH MANAGEMENT CREDIT CARDS LOANS Within a demand space, requirements outline how an offering can meet the needs of that demand space to effectively communicate, innovate and activate in the market Future (illustrative) U.S. BANCORP |

Our delivery model allows us to meet our customers how and where they choose Branch counts include only in-footprint branches that can open accounts as of June 30, 2016 and excludes servicing only branches (e.g. standalone drive-ups). Consumer households only. Virtual channels 6.5 million households Enrolled in online banking, duplicated in other counts 82 million interactions a month through PCs, tablets, smartphones, ATMs and contact centers Metropolitan branches Community banking 3.1 million households 1,136 offices delivering the full capabilities of U.S. Bank through a traditional, relationship-based community model Onsite branches 1.9 million households 806 small footprint branches in highly convenient locations Includes all in-store, corporate site, university and retirement locations 4 million households 1,180 branches providing a full array of consumer and small business banking products and services in larger markets Physical distribution

We are right-sizing the branch network Large footprint Transaction center Responding to inbound customers Branch manager in the branch Primarily focused on good service through traditional retail activity Adjusted footprint based on need Advice center External customer development Branch manager spends 50% of time in the community Central point of contact for retail, business banking and affluent Branch of the past Branch of today

We are aligning to deliver the “whole bank” Our small business strategy is an example of this effort Connected to the community Leveraging technology Client advocacy

We are building strong virtual capabilities to complement our physical sites Virtual Channel Experience Mobile Banking #4 / Top quartile Online Banking #4 / Top quartile Online Account Opening #3 / Top quartile Call Center #2 / Top quintile IVR #2 / Top quartile Sources: Dynatrace Mobile Banking scorecard Q1 2016, Dynatrace Online Banking Scorecard Q2 2016, JD Power Sales – Virtual 2Q16 YTD as % of Total Bank Sales DDA 14.2% Credit Cards 29.6% Home Equity 15.0% We Continue to Invest Because We Can Do Even Better Experience: expanded Agile program Capabilities: via investment in Early Warning Speed to market: moved to monthly releases Culture: building a Digital Lab in San Francisco Digital talent: hiring across industries Digital Transactions Are Now Nearly 60% of Total

We are viewing our company and customers through a unified, Omnichannel lens All channels comprise “Omnichannel” Online Mobile ATM Telephone Branch The customer Omnichannel strategy How customers interact seamlessly and holistically across the bank Next Generation Banking Call center experience Enterprise customer relationship management BRING THE “WHOLE BANK” TO OUR CUSTOMERS MAKE IT EASY AND HASSLE-FREE TO BANK DELIVER MORE PERSONALIZED EXPERIENCES IN THE MOMENTS THAT MATTER

Next Generation Banking: define and deliver a brandable, differentiated consumer experience that delivers personalization and strengthens “relationship” through all touch points Efforts are channel-agnostic We are assessing efficacy (e.g., branch format, website content, app functions, etc.) and scope (e.g., branch footprint, etc.) of each and every channel Define our ideal, as well as what we do not want to be – building a scalable, efficient model We are delivering this experience through Next Gen Continuous improvement ● Foundational capabilities ● Differentiated experience

1-month cycle The process Customer-centric rapid reaction Key areas of focus There are common themes Next Generation: Continuous Improvement 1.Customer reports issue 2.CI team read daily and prioritize 3.Solution identified 4.Rapid agile design and delivery 5.Solution delivered

Next Generation: Foundational Capabilities Projects touch everything from branch experience to content, beginning with reliability, features and transactions Critical reliability Critical features Transaction accuracy/speed Equipping customers with the reliable tools and technology they expect from their bank Providing customer-critical features to expand where, how and when they bank (i.e., channel agnostic) Increasing the speed at which transactions are completed with the accuracy customers (and regulators) expect U.S. BANCORP |

Next Generation: Differentiated Experience Segmentation, data and analytics Foundational Capabilities Bill John In common: Age: 45 Income: $150,000 Live: Omaha, NE Experience Experience Kids: None Risk appetite: Aggressive Financial assets: High Preference: Virtual Kids: College Risk appetite: Low Financial assets: Moderate Preference: In-person Product target Wealth and retirement planning Home equity to finance education Communication Virtual banker calls periodically Make appointment scheduling instructions clear on direct mail Account alerts Alert pushed from U.S. Bank app Branch banker calls to ensure awareness

Relationship Management Enabled by Data We will be providing tools to personalize and unify the customer experience universally across all lines and channels Keep the customer at the center to provide Omnichannel experience; establish common definitions of customer, lead, referrals Provide visibility to customer profile, relationship, preferences and interactions to improve the frontline employee experience Establish simple, enterprise-wide sales/service processes, and coordinate customer communications to optimize frontline channels of engagement Consumer and Small Business Banking | Wealth Management and Securities Services | Payments | Wholesale Banking |

We are using data to upgrade the experience Help me achieve my goals Help me manage my day-to-day finances Provide reliable customer service Make working with you simple and efficient Charge fees that are fair and reasonable Give me digital access when, where and how I choose Personalized solutions. Digital convenience. Source: U.S. Bank research. Base consumers and small businesses

Creating Personalized Customer Experiences I recognize you. I understand you. “There’s no one else quite like you.” “We’ve enjoyed great times together, and I can recall them all like they happened yesterday.” “I wanted to share this financial planning idea. I knew it would have deep meaning for you, especially right now.” We will holistically integrate and act upon customer data to build meaningful relationships that ultimately result in profitable loyalty I know you.

The future of Consumer and Small Business is poised to drive market share, revenue and efficiency powered by a unified customer experience. U.S. BANCORP |

Wholesale Banking Investor Day 2016

Key Metrics Wholesale Banking Revenue Breakdown Revenue Contribution to USB Fixed Income and Capital Markets Net Interest Income - Loans Net Interest Income - Deposits Treasury Management Other Fees Average Loans by Customer Segment Commercial Real Estate Middle Market Leasing and Asset-based Lending Public, Non-profit and Other National Corporate Specialized Industries Wealth Management and Securities Services Payment Services Consumer and Small Business Banking Wholesale Banking 17% Other Net Interest Income Full year 2015, taxable-equivalent basis Business line revenue percentages exclude Treasury and Corporate Support, see Financial Management presentation slide 27

A Growing and Diversified Customer Base + 120 Flight to Quality 2007-2010 Positioned to Win 2010-2013 Extending the Advantage 2013 - 2Q16 TTM Client Segments Number of Clients Revenue Growth Number of Clients Revenue Growth Number of Clients Revenue Growth Middle Market +10% +18% +12% +19% +14% +23% Commercial Real Estate +46% +96% +28% +36% +7% +12% Corporate +47% +79% +19% +19% -5% +6% Public and Nonprofit +118% +127% +16% +16% +8% +15% TOTAL Wholesale Banking* +39% +72% +18% +21% +3% +11% Customers generating >$250,000 in annual revenue, excludes equipment finance

Historical Financial Highlights Fixed Income and Capital Markets Revenue ($mm) Total Commitments ($bn) 11.6% CAGR Average Loans ($bn) 10.5% CAGR Average Deposits ($bn) 11.5% CAGR 10.0% CAGR

Competitive Advantages Competitive advantages Strong financial performance with optimal size Best-in-class debt ratings making us the counterparty of choice Diverse mix of revenue Effective partnerships across U.S. Bank An integrated component of our business Wholesale Banking Consumer and Small Business Banking Wholesale Banking Treasury Management products offered to Community Banking clients. Consumer Banking Services offered to employees of Wholesale Banking clients Payments Corporate Payments solutions offered to all Wholesale Banking clients Wealth Management and Securities Services Wealth Management services offered to senior executives of Wholesale Banking clients Corporate trust, escrow, and custody services offered to Wholesale Banking clients Municipal Products High Yield Bonds Private Placements New products, enhancements and offices High Grade Bonds FX & Derivatives New York Charlotte Boston Dallas 2009 2010 2011 2012 2013 2014 2015 2016 2007

Capital Markets(3) Category Market Rank Commercial Real Estate Bank Lender Bank Products C&I Bank Lender U.S. Investment Grade Loan Bookrunner U.S. Middle Market Loan Bookrunner Commercial Real Estate Loan Bookrunner Investment Grade Domestic Bond Lead and Co-Manager(6) Treasury Management & Purchasing Card(2) Overall U.S. Loan Bookrunner(4) Credit Products U.S. Corporate Trustee(1) (1) Based on the number of issues; (2) Based on an annual E&Y survey completed in 2007 using 12/31/06 data and most recently completed in 2015 using 12/31/14 data; (3) Sources: SNL Financial, E&Y and Thomson Reuters, presented as deal count rank except Municipal Variable Rate Demand Note Remarketing Agent is based upon amount outstanding; (4) 1H07 rank is for Lead Arranger, category changed to Bookrunner in 2009; (5) FR Y-9C data for overall revenue as of 6/30/16, includes other FX revenue in addition to traditional FX revenues from market making and hedging with clients; (6) U.S. Bank did not have a platform in 2007, but partnered with Piper Jaffray 2Q07 2Q16 #4 #4 #2 #5 #5 #5 #6 #6 #4 #4 #6 #7 #5 N/A #21 #12 #7 #17 We are growing in the market 1H07 1H16 Municipal VRDN Remarketing Agent #9 N/A Foreign Exchange Revenue(5) #5 #7

Uniquely Positioned to Gain Market Share U.S. BANCORP | Strong financial performance with optimal size Change in competitive landscape Uptiering client relationships

Strong Financial Performance with Optimal Size 1 Superior debt ratings Pricing power Credit products Deposit products Fee products “Favored” counterparty Bolster derivatives and foreign exchange activity Competitor credit rating downgrades create swap novation opportunities Strong balance sheet Capacity Meaningful ability to uptier to lead positions Disciplined risk culture Stability Customers view us as a reliable partner Allows for consistent, stable approach to the market

Change in Competitive Landscape Competitors are retrenching Global/European Banks are reducing investment banking assets, re-focusing business strategies, exiting markets and scaling back geographic footprints Uptier credit commitments Pursue target list of companies Fill loan syndication gaps Lower funding costs Pricing power Credit products Deposit products Fee products

Uptiering Client Relationships 3 Diverse product suite Customer penetration and loyalty Uptiering relationships translates into greater lead opportunities Lead relationships utilize the most products Deeper relationships drive higher revenue per client Increase products per customer Treasury Management Foreign Exchange and Derivatives Asset Based Finance and Equipment Leasing partnerships Work horizontally with other parts of U.S. Bank Payment Services Wealth Management Securities Services

Under-penetrated debt products create fee opportunity Fee Pool includes the following products: Investment Grade Corporate Bonds, High Yield Corporate Bonds, Preferred Stock, Investment Grade Loans, Leverage Loans, Other Loans and Municipal Negotiated Bonds. Source. Bloomberg, Thomson/LPC, The Bond Buyer U.S. Bank Loan and Bond Share Growth Estimated U.S. Loan and Bond Fee Pool (2015) $27.5B fee pool USB 0.8% share Positioned to Continue to Gain Market Share

Positioned for Continued Growth in Foreign Exchange Foreign Exchange Fee Revenue ($mm) 5.4% CAGR $8.3B fee pool

Positioned for Increases in Corporate Bond Lead Managed Business Source: Thomson Reuters 2016 Lead Managed Business 2016 Lead & Co-Managed Business “Footprint” “Opportunity”

The Market is Noticing "The firm’s progress in U.S. investment-grade corporate bond underwriting illustrates what it aims to achieve. No bank in the nation’s top 20 for that business has climbed as many rungs as U.S. Bancorp since 2008 without a massive acquisition, according to data compiled by Bloomberg." Bloomberg News, July 8, 2016 U.S. BANCORP |

Uptiering client relationships Change in competitive landscape Strong financial performance and optimal size U.S. BANCORP | Uniquely Positioned for Continued Growth

Wealth Management and Securities Services Investor Day 2016

Wealth Management and Securities Services Revenue Breakdown ($bn) Net Interest Income Noninterest Income Key Metrics Revenue Contribution to USB Wealth Management and Securities Services Payment Services Consumer and Small Business Banking Wholesale Banking Business Line Highlights - % of Revenue $1.5 $1.8 11% 34% 39% 18% $1.9 $1.6 AuA = Assets under Administration; AuM = Assets under Management Full year 2015, taxable-equivalent basis; Business line revenue percentages exclude Treasury and Corporate Support, see Financial Management presentation, slide 27

Historical Financial Highlights Average Loans ($bn) Average Deposits ($bn) 16.8% CAGR 7.7% CAGR Total Assets under Administration ($tn) 6.5% CAGR Total Assets under Management ($bn) 6.9% CAGR

Track Record of Growth We have experienced strong growth since the financial crisis, driven by organic growth, market segmentation and acquisitions Average Loans, Deposits, AuM and AuA ($bn) Average Loans + Deposits AuM + AuA First Citizens Bank Municipal Trustee and AmeriServ Corporate Trustee Acquisitions Bank of America Securitization Trust Administration Business Acquisition AIS Fund Administration, Union Bank Institutional Trust and UMB Bank Indiana Corporate Trust Acquisitions Deutsche Bank Municipal Trustee Acquisition Quintillion Acquisition Mutual fund servicing division of Fiduciary Management Acquisition Metropolitan National Bank Corporate Trust Acquisition

Competitive Advantages Scale and product breadth Trusted brand Talent management and investment Client experience and segmentation Partnership opportunities European presence Scale/recognition 2013 Share 2016 Share #1 U.S. Municipal Trustee 31% 31% #2 U.S. Corporate Trustee 29% 26% #1 U.S. Structured Trustee 27% 32% #3 Third Party Mutual Fund Servicer 27% 26% Wealth Management customer loyalty is at record levels – up each of the last three years. An Integrated Component of our Business Wealth Management and Securities Services Consumer and Small Business Banking Introduction of Wealth Management services to Consumer and Small Business Banking customers Payments Wholesale Banking Provider of Wealth Management services to executives and business owners Introduction of Securities Services to larger corporate lending customers Offer Wealth Management services to credit card customers Competitive Advantages Top 5 fastest-growing family offices Recognized four years in a row

Wealth Management

Invested in a Growing Business CAGR (2012-2015) Net Interest Income Noninterest Income Income per FTE Pretax income 6% 6% 7% Investment in technology (CAGR) 10% U.S. Bank households (8MM+) introduce Business Banking Mortgage Wholesale Banking Retail Banking Payment Services Other Wealth Management segments Consumer Banking + Self Service + Auto-Investing Dedicated Banker and Advisor Dedicated Team Family Office Mass Affluent 15%

Expectations Change with the Environment U.S. BANCORP | Aging and diverse population Massive wealth distribution More competition for talent Immediacy of information Changing environment Distinctive experience Holistic goals-based advice Technology enabled customized solutions Simple access anytime and anywhere Client expectations and values Segmentation ● Auto-Investing ● Technology

Bringing the Whole Bank to Affluent Customers Goals-based planning to meet financial objectives Comprehensive, unbiased advisory capabilities Collaborative relationship with client Joint books of business and branch coverage Linked goals and compensation Defining characteristics A team-based approach Personal banker Investment advisor Other specialists Business banker Mortgage lender

Extending Auto-Investing to Reach Clients Fully integrated access to Wealth Management services Partnering with client-facing technology platforms Best-thinking content Goals-based planning services Protocols to introduce digital clients to advisors where appropriate FinTech Established institutions Most Trusted Choice Wins U.S. Bank Wealth Management Trusted brand Reputable and strong Good customer service Customized client experience Low cost Online advice Social community Algorithm-based investment advice

Well Positioned for Regulatory Changes Short-term plan Regulatory compliance Client segmentation Product rationalization Service standards Long-term benefits Enhanced and defined client experience More scalable platform Improved cost of delivery U.S. BANCORP | Directly impacted by Department of Labor fiduciary regulations

Growing Introductions through Data Analytics Contribution from Internal Introductions Existing U.S. Bank retail client, revenue pre-introduction to Wealth Management Projected annual revenue after joining Wealth Management >500% increase Average revenue from a Commercial Banking-only relationship Average revenue from a dual relationship (Commercial Banking and Wealth Management) >200% increase 114% increase new sales revenue from internal introductions Leveraging Big Data analytics and data aggregation Consumer Banking Commercial Banking Figures reflect Ascent / Private Client Reserve

Securities Services

What We Do Global Corporate Trust Services Trustee Administration Agency Bondholders Deal parties Fund management Fund investors Institution management Beneficiaries Fund Services Administration Compliance Accounting Investor services Custody Distribution Treasury management Institutional Trust and Custody Trust Custody Asset management portfolio solutions Securities lending Benefit payment services RIAs Corporations Foundations/nonprofits Mutual funds Alternative investment funds Corporations Municipalities SPVs

Operational scale Client-centric service Technology enhancements Geographic expansion Established position Acquisitions Investments position us for continued growth Investments in technology, people and processes have positioned us for growth U.S. BANCORP |

Global Corporate Trust is building on strengths Investments Acquisitions Commitment Results Results 21 acquisitions in 23 years Results Capitalized on disruption Built operational scale and barriers to entry Attracted best talent Delivered differentiated experience Established European presence Leveraged economic recovery

Assets Serviced Fund Services continues to grow Product expansion Acquisitions Industry expertise Technology enhancements U.S. and European presence Market trend Our position Operations outsourcing to address regulatory changes, scale requirements, technology and service expertise Comprehensive services, scale, technology and expertise to meet investment manager needs Demand for combined registered and unregistered capabilities ‘40 Act and Alternative Investment administration services to meet demand Global investment managers require global administration Extension of U.S. and European capabilities Increased investor demand for alternative investment funds Expansion of Alternative Investment capabilities/client base Fragmented market of administrators Continued acquisition strategy

We are growing and expanding Securities Services We’re focused on investment, organic growth and global growth to drive the expansion of Securities Services Technology and innovation European growth strategy Product expansion Leverage scale Improve client experience (web) Expand digital and data Automate Extend existing products Develop and deliver new products Move forward with Federal government initiatives Grow Global Corporate Trust Services Grow Fund Services

What Is Next? Technology and innovation Big Data analytics Web portal Auto-investing Expansion and growth Affluent segment Product expansion Securities Services European growth strategy Most Trusted Choice Competitive advantage Market share growth Collaboration and operational scale support continued growth Securities Services Building on a position of strength Wealth Management Delivering an exceptional client experience

Payment Services Investor Day 2016

Payment Services Net Interest Income Credit & Debit Corporate Payments Merchant Processing Other Key Metrics Revenue Contribution to USB Business Line Highlights - % of Revenue Retail Payment Solutions Global Merchant Acquiring Corporate Payment Systems 11% 60% 29% Revenue Breakdown ($bn) $4.7 $4.8 $5.0 $5.3 Payment Services 31% Wealth Management and Securities Services Consumer and Small Business Banking Wholesale Banking 31% Full year 2015, taxable-equivalent basis Business line revenue percentages exclude Treasury and Corporate Support, see Financial Management presentation slide 27

Payments: Three Distinct Businesses The business Key facts Retail Payment Solutions Issues cards: Consumer credit cards Small business credit cards Debit cards Pre-paid cards > 13 million active accounts > 1,400 agent FI partners > 40,000 distribution points Diversified partnership portfolio Corporate Payment Systems Serving corporate, small/medium businesses and governments Issues commercial cards: Purchasing, Virtual, Travel and Entertainment, Fleet Freight Invoice processing and payments > 110 million payments processed Serving customers in the United States, Canada and Europe Provider of payment services to the U.S. Government and 19 state governments Global Merchant Acquiring Enables merchants to accept cards and other electronic payments in a global footprint > 4 billion transactions processed annually Processing 100+ currencies in 26 countries > 1 million merchants Little known facts More branches in distribution network than top 4 banks combined Voyager Fleet Cards accepted at >230,000 locations Commercial relationships with 180+ of the Fortune 500 25%+ independent hotel market share (USA) 100+ airlines on every continent

A Growing and Distinct Customer Base Diversified distribution* Retail Payment Solutions Global Merchant Acquiring Corporate Payment Systems *Volume distribution by channels +4.9% +6.3% +5.5% +4.3% Agent Banks 15% 9% 20+ Cobrands USB 76% USB 28% 32% U.S. Based Partners 40% 26% Federal Government Commercial 74% International Partners

Historical Financial Highlights *Constant Currency 2015 Revenue Breakdown 5.8% CAGR Retail Payments Solutions Volume ($bn) 7.2% CAGR Global Merchant Acquiring Volume* ($bn) 8.3% CAGR 7.2% CAGR Fee Income 64%

Track Record of Growth Total Payments Revenue ($bn) Significant Elavon International expansion Established Innovation group Rolled out international processing platform Durbin Amendment Corporate Card expands in Europe with 11 currencies and 33 markets Fidelity acquisition 7.3% CAGR

Competitive Advantages Competitive Advantages Unique singular international processing platform Integrated Payments provider Proven acquisition track record Largest distribution network Flexible partnership model Proven geographic expansion capabilities An Integrated Component of Our Business Commercial, Corporate & Public Sectors Tailored solutions for aviation, fleet, transportation, travel, and accounts payables Leadership in Innovation Offers Commercial Cards, Purchasing & Payments Processing Solutions for large corporate and government entities Offers Credit, Debit and Prepaid cards through retail distribution channels Offers Private Client Credit and Debit cards Payment Services Consumer and Small Business Banking Wholesale Banking Wealth Management and Securities Services Offers Small Business Cards and Payments solutions for small businesses Rank U.S. Consumer/Small Business #7 U.S. Debit Card Issuer #5 U.S. Commercial Card Issuer #3 U.S. Merchant Acquirer #5 European Merchant Acquirer #4 Scale

Market forces Growth opportunities Market Forces and Opportunities 1 2 3 Leverage distinctive distribution assets Embedded innovation Expand product sets in profitable verticals and markets through leveraging new technologies and value-centric partnerships Continue investing in “digital first” capabilities to better acquire and serve customers Focus on digital Continuing margin pressure Accelerated innovation and new entrants Evolving customer expectations and greater digital usage Harness the strength of our distinctive assets in expanding our reach at positive margins 4 Preparing for the future Position to win in this evolving market place as the landscape for money movement changes over the next three years

Build upon the strength of our existing partners and capabilities to widen our footprint Extend our competitive advantage by cultivating distribution networks Access to proprietary platforms Flexible deal structures Integration with independent software vendors (ISVs) Specialist sales and support teams Leveraging Distinctive Distribution Assets

Focusing on Digital Acquisition Usage Servicing Extend digital acquisition and leverage partners’ digital capabilities Smart Analytics will integrate and leverage partner data Drive mobile wallet leadership to be everywhere our clients want us to be Scale real-time rewards redemption via mobile to increase utility while lowering cost Expand eCommerce capabilities such as eCommerce Gateway, Virtual card, Apple Pay and Samsung Pay Seamless, always-on experience across branch, phone, web and mobile Improve customer experience through Smart Fraud Alerts, travel indications and digital collections

Embedding Innovation Virtual payments Automate payments, simplify reconciliation and improve working capital through seamless real-time system integration and mobile capabilities Standardized API Facilitate innovation, drive revenue and speed time to market by providing developers, merchants, clients and partners tools to easily integrate with U.S. Bank Geolocation Build relevant customer offers through location intelligence (with customer’s permission) and improve card authorizations while traveling at home and abroad

Preparing for the Future The Payments landscape is changing at an accelerated pace Real-time payments FinTech competition at the edge Technological evolution and increased number of endpoints Focused attention and agility drives our success. With deep domain expertise Digital identity Distributed ledger Developer portals Location-based services Internet of things Artificial intelligence Biometrics and security Customer experience We are leveraging and continuously improving our proven approach. Continuous scanning of the horizon Engagement with FinTech communities Deep innovation practice Agile development Co-creation Industry stakeholder leadership Developer support Iterative test-and-learn

Summary The growing marketplace across consumer, small business, corporate and government represents an opportunity greater than $10T We are a fiscally disciplined, highly profitable integrated payments player … … with distinct businesses and diversified products, customers and geographies; a breadth of distribution assets; and a proven international expansion model. We will harness our capabilities to extend our market leadership.

The Value of Brand Investor Day 2016

Valuable brands deliver shareholder returns Top brands outperformed both the S&P 500 and the MSCI World Index Companies that invest in building valuable brands grow their top lines faster; organic topline growth is the greatest determinant of total shareholder return Top Brands S&P 500 MSCI World Index

Our past brand value showed room to grow when compared to our peers Source: Brand Finance 2016 2016 global ranking U.S. Company 2016 brand value 1 Peer 1 44,170 5 Peer 2 30,603 7 Peer 3 26,928 14 Peer 5 12,946 38 6,293 47 Peer 6 5,513

Brand matters … “Aligning your consumer brand & talent brand”, LinkedIn & Lippincott, 2013; Brand Keys Research Consultancy Companies with strong talent brand attract on average 50% more quality applicants (and have 28% lower turnover rates) 50% 6X Brand loyal customers are six times more likely to: Invest in your company Resist competitive appeals Recommend your services to others Give you benefit of the doubt in uncertain situations

Building a strong brand yields tangible benefits Unifies cultures and creates employee pride Helps focus investments, yielding greater efficiency and maximum impact

Raise bank reputation Drive consideration Grow revenue Integrate messaging Break through the noise Establish relevancy U.S. BANCORP | We set clear goals for our brand efforts

We built our brand from the inside out We invest our hearts and minds to power human potential.

The brand is a million small moments

Our story is The Power of Possible

We are measuring our progress Consumer Perceptions Lift in impact of advertising Considering those who saw/did not see ads Advertising breakthrough and recall Impact of individual components Changes in perception Business Impacts Incremental revenue by product and business Customer acquisition Return on investment by market and vehicle Digital and Social Engagement Microsite visits, click-thrus, app starts/submits Impressions, positive mentions Awareness Consideration Use Primary Loyal Source: Q4, 2015 Brand Tracker 92% 20% 13% 6% 2%

Proof: Reputation scores are on the rise Our brand efforts provided an immediate lift with customers, and we have seen our reputation grow among non-customers. Source: 2016 American Banker Study, Reputation Institute; changes of 3.1 points or fewer are statistically flat vs previous year OVERALL NON-CUSTOMER REPUTATION SCORE CHANGE 2015-2016 U.S. Bank Peer 1 Peer 2 All other peers experienced changes of 3.1 points or fewer year-over-year* 4.7 points 3.2 points 3.9 points Non-customers are giving us more credit for being an ethical bank that does the right thing for its customers Public relations and media around innovations demonstrated we have the tools/features consumers want

The brand will roll out nationwide

EXPERIENCE ENGAGEMENT STAND RELATIONSHIPS COMMUNITY PRODUCT U.S. BANCORP |

U.S. BANCORP | September 2019 Headlines What made us great has made us greater Our customers experience “one bank” Technology and innovation drive profitability